Fees Summary	Oct. 20, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,106,609.26
Total Transaction Valuation	8,013,101,104.30
Total Offset Amount	0.00
Net Fee	$ 1,106,609.26